Other income (loss), net	12 Months Ended
Jun. 30, 2025
Other income (loss), net
Other income (loss), net

9.    Other income (loss), net

Other income, net consists of the following:

	Year ended June 30,
(in € thousands)	2023	2024	2025
Other income
Other income	1,863	1,471	626,311
Foreign exchange gains, net	—	1,349	—
	1,863	2,820	626,311
Other expenses
Foreign exchange losses, net	(2,057)	—	(3,768)
Other operational expenses	(2,332)	(2,553)	(9,006)
	(4,390)	(2,553)	(12,774)
	(2,527)	267	613,538

Other income, net increased by €613.3 million from €267 thousand in fiscal year ended June 30, 2024 to €613.5 million in fiscal year ended June 30, 2025 due to a gain on bargain purchase (€623.5 million) resulting from the acquisition of YNAP.